                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     January 12, 2005
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                         VSUS TECHNOLOGIES INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                   002-98748-D           43-2033337
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(State or Other Jurisdiction          (Commission           (IRS Employer
      of Incorporation)               File Number)       Identification No.)

                622 Third Avenue, 33rd Floor, New York, New York        10017
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                (Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number, including area code   (212) 972-1400
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

         [  ]  Written communications pursuant to Rule 425 under the Securities
               Act (17 CFR 230.425)

         [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
               Act (17 CFR 240.14a-12)

         [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Effective as of January 6, 2005, following a vote of the Company's stockholders, Mr. Matis Cohen was removed from the Board of Directors. Mr. Cohen did not hold any positions on any committee of the board of directors at the time of his removal. The reasons for his removal were an alleged unauthorized transfer of funds and neglect of fiduciary responsibilities. Following notification by the Company of his removal as Director, the Company received an
e-mail from Mr. Cohen, which is attached as Exhibit 99.1 to this Form 8-K. In the e-mail, Mr. Cohen indicated his disagreement with the corporate actions taken to approve his removal and with the Company's assertions of his wrongdoing.

            The remaining members of the Board of Directors then met and removed
Matis Cohen from his position as President of the Company, and from any other offices of the Company or any of its subsidiaries.

            Effective as of January 6, 2005, Mr. Omri Mann resigned as a director of the Company. Mr. Mann did not hold any positions on any committee of the board of directors at the time of his resignation. The reasons cited for his resignation were personal and did not represent any disagreement with the board of directors. Mr. Mann's letter of resignation is attached as Exhibit 99.2 to this Form 8-K.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not Applicable

         (b) Not Applicable

         (c) Exhibits

         Exhibits
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           99.1       E-mail from Mr. Matis Cohen to Mr. Amiram Ofir, dated
                      January 6, 2005.  (1)

           99.2       Letter of Resignation of Mr. Omri Mann, dated
                      January 6, 2005 (1)
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(1) Filed herewith

                                   SIGNATURES

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         Pursuant to the requirements of the Securities and Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                         VSUS TECHNOLOGIES INCORPORATED

Date:   January 12, 2005                 By:   /s/ Amiram Ofir
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                                                   Amiram Ofir
                                                   Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.       Exhibit Title
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           99.1     E-mail from Mr. Matis Cohen to Mr. Amiram Ofer, dated
January 6, 2005. (1)

           99.2    Letter of Resignation of Mr. Omri Mann, dated
                      January 6, 2005 (1)
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(1) Filed herewith

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